EXHIBIT 32.1


                   Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Yonglin Du, President and Chief Executive Officer of Dahua Inc. (the "Company") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the year ended December 31, 2005 of the Company, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



By: /s/ Yonglin Du
 ---------------------------
Yonglin Du, President & CEO

April 12, 2006



 * A signed original of this written statement required by Section 906 has been provided to Dahua Inc. and will be retained by Dahua Inc. and furnished to the Securities Exchange Commission or its staff upon request.